EXHIBIT 10.1
                                    AGREEMENT

         This Agreement (the "Agreement"), effective as of the 31st day of March, 2001, is executed by and among CTN Media Group, Inc., a Delaware corporation (the "Company"), and U-C Holdings, L.L.C., a Delaware limited liability company (the "Stockholder"), the sole holder of the Series A Convertible Preferred Stock, $.001 par value per share, of the Company (the "Series A Stock").

         WHEREAS, the Stockholder and the Company are parties to that certain Purchase Agreement, dated as of July 23, 1999, and that certain Amended and Restated Purchase Agreement, dated as of October 18, 1999 (collectively, the "Purchase Agreements"), pursuant to which the Stockholder purchased in multiple closings an aggregate of 2,176,664 shares of Series A Stock;

         WHEREAS, the rights and preferences of the Series A Stock are designated in the Amended Second Certificate of Designation, Powers, Preferences and Rights of the Series A Convertible Preferred Stock of CTN Media Group, Inc. (the "Certificate of Designation") which forms a part of the Amended and Restated Certificate of Incorporation, as amended, of the Company (the "Certificate of Incorporation");

         WHEREAS, the Certificate of Designation provides in Section 4 that at the election of the holders of the majority of the outstanding shares of Series A Stock, the Company shall redeem all outstanding shares of Series A Stock on July 23, 2006, and provides certain procedures in the case of such a redemption;

         WHEREAS, the Certificate of Designation provides in Section 2 that at the election of the holders of the majority of the outstanding shares of Series A Stock, any consolidation or merger of the Company or any sale or transfer by the Company of all or any part of its assets shall be deemed to be a liquidation, dissolution of winding up of the Company;

         WHEREAS, the Certificate of Designation provides in Section 6 for certain treatment of the Series A Stock in the event of a reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets;

         WHEREAS, the Company's common stock, $.005 par value per share (the "Common Stock"), is currently approved for listing on the Nasdaq SmallCap Market under the symbol "UCTN;"

         WHEREAS, the Company is required to meet certain listing requirements pursuant to the NASD Marketplace Rules (the "Listing Requirements") in order to maintain its listing on the Nasdaq SmallCap Market;

         WHEREAS, the Listing Requirements require that the Company maintain Net Tangible Assets (as defined in Rule 4200 of the NASD Marketplace Rules) of at least $2 million;

         WHEREAS, due to the redemption rights of the Series A Stock, including the redemption provisions contained in Section 4 of the Certificate of Designation and the provisions regarding possible treatment of certain corporate transactions as a liquidation contained in Sections 2 and 6 of the Certificate of Designation, the Company may not meet the Listing Requirements;

         WHEREAS, the listing of the Common Stock on the Nasdaq SmallCap Market provides the company with statutory, regulatory and business advantages in connection with being a publicly-traded company and a reporting company under the Securities Exchange Act of 1934;

         WHEREAS, the Company has determined that it is in the best interest of the Company to maintain its listing on the Nasdaq SmallCap Market;

         WHEREAS, the Stockholder has determined that it is in the best interest of the Company and the Stockholder for the Company to maintain its listing on the Nasdaq SmallCap Market;

         WHEREAS, the Company and the Stockholder desire to amend the Certificate of Designation to, among other things, eliminate redemption rights as set forth in EXHIBIT A hereto (the "AMENDMENT");

         WHEREAS, until the effectiveness of such amendment to the Certificate of Designation, the Stockholder desires to waive the redemption rights in the Certificate of Designation as set forth in EXHIBIT A hereto;

         WHEREAS, the Certificate of Designation provides in Section 13 that no amendment, modification or waiver shall be binding or effective with respect to any provision of Sections 1 to 14 without the prior written consent of the holders of a majority of the Series A Stock outstanding at the time such action is taken and the General Corporation Law of Delaware requires the consent of the holders of the Company's common stock to amend the certificate of incorporation of the Company;

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. WAIVER. Notwithstanding anything to the contrary contained in the Certificate of Designation, the Stockholder hereby agrees to waive the redemption rights in the Certificate of Designation as set forth in EXHIBIT A hereto until the effectiveness of the Amendment.

2. REMOVAL OF REDEMPTION RIGHTS. The Stockholder, being the holder of all the outstanding shares of Series A Stock, hereby approves the removal of the redemption provisions contained in Section 4 of the Certificate of Designation and the amendment of Sections 2 and 6 of the Certificate of Designation as set forth in EXHIBIT A attached hereto, and agrees to approve the Amendment as set forth in EXHIBIT A hereto, in accordance with the provisions of Section 13 of the Certificate of Designation and the General Corporation Law of Delaware, as further evidenced by the Stockholder's agreement to execute the Consent Action Taken by Written Consent in Lieu of a Meeting attached hereto as EXHIBIT B to be executed by the Stockholder.

3. VOTING AGREEMENT. The Stockholder hereby covenants and agrees, at every meeting of stockholders of the Company called with respect to any of the foregoing, and on every action or approval by written consent of the stockholders of the Company with respect to any of the foregoing, to vote all shares of Series A Stock, Common Stock, and any other shares of capital stock of the Company held by the Stockholder, in favor of approval of the Amendment.

4. BINDING EFFECT ON TRANSFEREE. The Stockholder agrees that until such time as the Amendment has been filed with the Secretary of State of the State of Delaware, the Stockholder shall not sell, assign, transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber, all or any part of the Series A Shares except to a transferee which agrees to be bound by the terms of this Agreement by signing a Joinder to this Agreement, in substantially the form attached hereto as EXHIBIT C.

5. A copy of this Agreement will be included in the books and records of the Company.

6. This Agreement shall be governed by the laws of the State of Delaware, without regard to its conflicts of laws principles, and may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

7. The Stockholder hereby agrees to waive the right to recognize the effectiveness of the terms until after the amendment to the Certificate of Designation, as set forth in Exhibit A hereto, has become effective in accordance with the General Corporation Law of Delaware and rules of the Securities and Exchange Commission.

8. This Agreement shall terminate immediately upon the effectiveness of the amendment to the Certificate of Designation as set forth in EXHIBIT A hereto.


                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                               CTN MEDIA GROUP, INC.


                               By:      /s/ Neil H. Dickson
                                   ------------------------------------------

                               Its:     TREASURER
                                    -----------------------------------------





                               U-C HOLDINGS, L.L.C.


                               By:  Willis Stein & Partners, L.P.
                               Its:   General Partner

                               By:      /s/ Daniel M. Gill
                                   ------------------------------------------
                                        Daniel M. Gill
                                        Its:  Managing Director

                                    EXHIBIT A

                                     FORM OF
            SECOND AMENDED SECOND CERTIFICATE OF DESIGNATION, POWERS,
                             PREFERENCES AND RIGHTS
                                     OF THE
          SERIES A CONVERTIBLE PREFERRED STOCK OF CTN MEDIA GROUP, INC.

                                   [Attached]

                                    EXHIBIT B

                   CONSENT ACTION OF THE MAJORITY STOCKHOLDER
           AND THE SOLE SERIES A CONVERTIBLE PREFERRED STOCKHOLDER OF
                             CTN MEDIA GROUP, INC.,
                  TAKEN BY WRITTEN CONSENT IN LIEU OF A MEETING

                                   [Attached]

                                    EXHIBIT C

                                     FORM OF
                                JOINDER AGREEMENT

         This Joinder Agreement, dated as of ________, ____ (this "Joinder"), is entered into by and among __________________ (the "Transferee") and CTN Media Group, Inc., a Delaware corporation (the "Company"), pursuant to the terms of that certain Agreement the ("Agreement"), dated as of _________, 2001, by and among the Company and U-C Holdings, L.L.C., a Delaware limited liability company ("Holdings").

                                   WITNESSETH

         WHEREAS, the Company and Holdings are parties to the Agreement;

         WHEREAS, the Transferee desires to purchase shares of Series A Stock from Holdings;

         WHEREAS, this Joinder is entered into pursuant to and in accordance with the Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Terms defined in the Agreement and used herein shall have the meanings given them in the Agreement.

2. Transferee hereby acknowledges that it has received and reviewed a copy of the Agreement, and acknowledges, agrees and confirms that, by its execution of this Joinder, the Transferee will be deemed to be a party to the Agreement and shall have all of the rights and obligations of the Stockholder thereunder as if it had executed the Agreement. Transferee hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Joinder as of the date first written above.


                                   CTN MEDIA GROUP, INC.


                                   By:
                                       -------------------------------------

                                   Its:
                                        ------------------------------------





                                   TRANSFEREE


                                   By:
                                       -------------------------------------

                                   Its:
                                        ------------------------------------